SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2004

                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                000-25207                          59-3538257
         (Commission File Number)      (I.R.S. Employer Identification No.)

                                200 Public Square
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)






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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

        99.1 Press Release, dated March 30, 2004, issued by Davel Communications, Inc.



ITEM 9.   REGULATION FD DISCLOSURE

               On March 30, 2004, Davel Communications, Inc. issued a press release announcing the operating results for the year ended December 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2004


                                        DAVEL COMMUNICATIONS, INC.

                                        By: /s/ Donald L. Paliwoda
                                            ----------------------
                                        Name:  Donald L. Paliwoda
                                        Title:  Chief Financial Officer

                                  EXHIBIT LIST

Exhibit                                        Description
  No.                                          -----------
-------

99.1            Press Release, dated March 30, 2004, issued by Davel
                Communications, Inc.